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                                                                    EXHIBIT 99.1

                BANC ONE CREDIT CARD MASTER TRUST
                  Trust Excess Spread Analysis
                       for month ending:                       Oct-00

Card Trust                                                  BOMT 96-A
Deal Size                                                      $500MM
Expected Maturity                                             5/15/03
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          Excess Spread:
            Portfolio Yield                                    22.99%
               Less:
                  - Wtd Avg Coupon                              6.85%
                  - SVS Fees                                    1.50%
                  - Charge-offs                                 8.12%
                                                                -----

          Excess Spread:
                   Oct-00                                       6.52%
                   Sep-00                                       8.23%
                   Aug-00                                       8.18%
                 3-mo avg                                       7.64%
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          Delinquencies:
               30 to 59 Days                                    1.95%
               60 to 89 Days                                    1.32%
               90+ Days                                         2.39%
               30+ Days                                         5.66%

          Monthly  Payment  Rate:                              13.31%